UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. |_|)

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the Appropriate Box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Under Rule 14a-12

ENB Financial Corp

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

|X| No fee required

|_| Fee paid previously with preliminary materials.

|_| Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

ENB FINANCIAL CORP

31 East Main Street

Ephrata, PA 17522

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 10, 2022

TO THE SHAREHOLDERS OF ENB FINANCIAL CORP:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ENB Financial Corp (the “Corporation”) will be held on Tuesday, May 10, 2022, at 1:00 p.m., local time, for the purpose of considering and voting upon the following matters:

1.	To elect three (3) Class A directors to serve for a three-year term and until their successors are elected and qualified. The nominees of the Board of Directors for election as Class A directors are Brian K. Reed, Jeffrey S. Stauffer, and J. Daniel Stoltzfus;

2.	To conduct a non-binding shareholder vote on executive compensation;

3.	To approve and adopt the ENB Financial Corp 2022 Employee Stock Purchase Plan;

4.	To ratify the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ending December 31, 2022; and

5.	To transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting.

Shareholders of record at the close of business on Friday, March 4, 2022, are entitled to notice of and to vote at the Annual Meeting of Shareholders.

Your vote is important regardless of the number of shares you own. Please submit your vote by completing and signing the enclosed proxy card and mailing it promptly in the postage paid envelope or, if you prefer, you may vote by telephone at 1-800-652-8683 or via the Internet at www.investorvote.com/ENBP. Internet voting is available until 1:00 a.m. Eastern Time the day of the meeting. We cordially invite you to attend the meeting. Your proxy is revocable and you may withdraw it at any time prior to voting at the meeting. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the Corporation before the vote at the meeting. If you are a shareholder whose shares are registered in “street name” and held in a stock brokerage account or by a bank or other nominee, you will need additional documentation from your broker in order to vote at the meeting.

We enclose, among other things, a copy of the 2021 ENB Financial Corp Annual Report.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Tuesday, May 10, 2022: The proxy statement, proxy card and 2021 Annual Report are available on the Internet at: www.investorvote.com/ENBP.

By Order of the Board of Directors,

Jeffrey S. Stauffer
Chairman, President & Chief Executive Officer

Ephrata, Pennsylvania
April 4, 2022

PROXY STATEMENT

Dated and mailed on or about April 4, 2022

ENB FINANCIAL CORP

31 EAST MAIN STREET

EPHRATA, PENNSYLVANIA 17522

(717) 733-4181

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 10, 2022

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

ENB FINANCIAL CORP

MAY 10, 2022

GENERAL INFORMATION

Introduction

ENB Financial Corp is the holding company for Ephrata National Bank. Throughout this proxy statement, ENB Financial Corp and its wholly owned subsidiary, Ephrata National Bank, will be collectively referred to as “the Corporation” and, on behalf of the Board of Directors (“the Board”), furnishes this proxy statement in connection with the solicitation of proxies for use at the Corporation’s 2022 Annual Meeting of Shareholders. This proxy statement and the related proxy card are being distributed on or about April 4, 2022.

We have not authorized anyone to provide you with information about the Corporation; therefore, you should rely only on the information contained in this document or in the documents to which we refer you. Although we believe we have provided you with all the information helpful to you in your decision to vote, events may occur at the Corporation subsequent to printing this proxy statement that might affect your decision or the value of your stock.

Date, Time and Place for the Annual Meeting

The Annual Meeting of Shareholders will be held on Tuesday, May 10, 2022, at 1:00 p.m., eastern time, at the Main Office of Ephrata National Bank, 31 East Main Street, Ephrata, Pennsylvania 17522. All inquiries regarding the annual meeting should be mailed to Adrienne L. Miller, Esq., Corporate Secretary, 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522 or by telephone at (717) 733-4181.

Purpose of the Annual Meeting

At the annual meeting, shareholders will vote on the following matters:

1.	To elect three (3) Class A directors to serve for a three-year term and until their successors are elected and qualified. The nominees of the Board of Directors for election as Class A directors are Brian K. Reed, Jeffrey S. Stauffer, and J. Daniel Stoltzfus;

2.	To conduct a non-binding shareholder vote on executive compensation;
3.	To approve and adopt the ENB Financial Corp 2022 Employee Stock Purchase Plan;

4.	To ratify the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ending December 31, 2022; and

5.	To transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting.

PROXY SOLICITATION AND VOTING PROCEDURES

Proxy Solicitation

The Board solicits this proxy for use at the Corporation’s 2022 Annual Meeting of Shareholders and the Corporation will pay the cost of preparing, printing, assembling, mailing, and soliciting proxies and any additional material that the Corporation sends to its shareholders. In addition to the solicitation of proxies by mail, the Corporation’s directors, officers, and employees may solicit proxies in person or by telephone, facsimile, email, or other similar electronic means without additional compensation. The Corporation will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to the beneficial owners of stock held by these entities. The Corporation will, upon request, reimburse these third parties for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of stock.

Voting Procedures

Only shareholders of record at the close of business on March 4, 2022, may vote at the meeting. As of the close of business on March 4, 2022, the record date for the annual meeting, 5,739,114 shares of the Corporation’s common stock, par value $0.10 per share, were issued and 5,583,956 shares were outstanding.

If your shares are registered directly in your name with the Corporation’s transfer agent, Computershare, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Corporation. You can vote your shares by completing and returning a written proxy card or by voting via the Internet or telephone as instructed on the proxy card. The method by which you vote will in no way limit your right to participate and vote at the annual meeting if you later decide to attend in person.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote, and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting unless you obtain a proxy executed in your favor from your broker or nominee, the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

By properly completing a proxy, you appoint Janice S. Eaby and John H. Shuey as proxy holders to vote your shares in accordance with your instructions as indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted:

•	FOR the election of the director nominees identified in this proxy statement;

•	FOR the approval, on an advisory basis, of the compensation of the named executive officers;
•	FOR the approval and adoption of the ENB Financial Corp 2022 Employee Stock Purchase Plan;
•	FOR the ratification of the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the year ending December 31, 2022; and

•	FOR the approval to transact such other business as may properly be presented at the annual meeting and any adjournment or postponement of the meeting.

As of the date of this document, the Board of Directors knows of no matters that will be presented for consideration at the annual meeting other than the ones described in this document. If any other matters shall properly come before the meeting and be voted upon, the persons named as proxy holders will vote on those matters in accordance with the recommendations of the Board of Directors.

Revocability of Proxy

Shareholders of record who completed proxies may revoke them at any time before they are voted at the annual meeting by:

•	delivering a written notice of revocation to Ms. Adrienne L. Miller, Esq., Corporate Secretary, at 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522;

•	voting via telephone or Internet or by delivering a duly executed proxy bearing a later date to the Corporate Secretary; or

•	voting in person after giving written notice to the Corporate Secretary.

Quorum and Votes Required for Approval

In order to hold the annual meeting, a quorum of the Corporation’s outstanding shares must be present. Under Pennsylvania law and the Corporation’s bylaws, a majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the purpose of conducting business. Votes withheld and abstentions will be counted for determining the presence of a quorum but broker non-votes will not be counted for determining the presence of a quorum for a particular matter as to which the broker withheld authority.

Each share is entitled to one (1) vote on all matters submitted to a vote of shareholders. All matters to be voted on by the shareholders require an affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law or under the Corporation’s articles of incorporation or bylaws. In the case of election of directors, the candidates receiving the highest number of “FOR” votes cast by those shareholders entitled to vote for the election of directors are elected. Shareholders are not entitled to cumulate votes for the election of directors. The proxy holders will not cast votes for or against any director nominees where the broker withheld authority.

GOVERNANCE OF THE COMPANY

Introduction

The Corporation’s governing body is its Board of Directors. The Board is responsible for directing and overseeing the management of the Corporation’s business in the best interests of its shareholders and to fulfill its mission of service to the communities in which it conducts business. In carrying out its responsibilities, the Board selects and monitors senior management, provides oversight for financial reporting, legal, and regulatory compliance, determines the Corporation’s governing principles, and implements its governance policies. The Board believes that the purpose of corporate governance is to ensure that the Corporation is managed for the long-term benefit of its shareholders, and to conduct business in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices that it believes promote this purpose.

Composition of the Board of Directors

The Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, skills, and diversity, when taken together as a group, will allow the Board of Directors to satisfy its oversight responsibilities effectively. In identifying candidates for Director, the Nominating and Governance Committee and the Board of Directors takes into account: (1) the comments and recommendations of individual Board members regarding the effectiveness of the existing Board of Directors or the need to enhance the Board of Directors with members who bring particular experience, qualifications, attributes, skills, and diversity; (2) the necessary expertise and sufficiently diverse business and social backgrounds of the overall composition of the Board of Directors to effectively represent the market areas in which the Corporation conducts business; (3) the independence of non-employee Directors and other possible conflicts of interest of existing and potential members of the Board of Directors; and (4) other criteria that assures representation of the general population of the communities in which the Corporation is involved.

Leadership Structure of the Board of Directors

The Board of Directors is structured in a way that provides for leadership from the Chairman. Jeffrey S. Stauffer serves as the Chairman of the Board of Directors and also serves as President and Chief Executive Officer of the Corporation. The Board of Directors has not established a position of “Lead Director” from among the independent directors, nor does any independent director assume that position of leadership within the Board. The Board of Directors believes this leadership structure is appropriate for the Corporation considering the structure of the Corporation, the number of Board meetings, the number of Board committees, and the degree of involvement of the independent directors in the Board committees. The Board further believes its present leadership structure ensures that management is aligned with the Board to effectively implement the business strategy endorsed by the Board.

Role of the Board of Directors in Risk Oversight

The Board of Directors recognizes the importance of on-going identification and management of risk in order to maintain a sound financial and reputational condition. The Board has adopted a risk management policy to affirm its awareness of the need to establish a program of Enterprise Risk Management (ERM). The Board commits to providing sufficient resources to ensure full implementation of an ERM program and will maintain an ERM framework to coordinate the many aspects of risk.

The Board of Directors is ultimately responsible for the Corporation’s risk management program and has approved a General Risk Appetite Statement. The Board of Directors and management use a balanced approach in determining acceptable levels of risk to undertake. The Corporation will only tolerate those risks which permit it to:

•	Achieve its stated strategic business objectives
•	Provide a return that meets or exceeds expectations
•	Comply with all applicable laws and regulations
•	Conduct its business in a safe and sound manner

Risk is an inherent component of the Corporation’s activities. The ability to effectively identify, assess, measure, respond, monitor, and report on risk activities is critical to the achievement of the Corporation’s mission and strategic objectives. The Corporation’s risk management approach reflects its values, influences its culture, and guides its operations. It is captured in policy statements, Board and management directives, operating procedures, training programs, and is demonstrated in daily activities by management and staff.

ERM is a group of structured and consistent risk management processes that are applied across the Corporation. An ERM program identifies, assesses, prioritizes, and provides a formal structure for the internal and external risks that impact an organization. These activities are categorized under commonly accepted categories of risk. The Corporation has elected to adopt the categories currently identified by the Office of the Comptroller of the Currency.

The Corporation’s ERM program is driven by an approach that is aligned with the Corporation’s profile and strategic objectives. It is enhanced by formalizing roles within the Corporation, active committees, policies and procedures, reporting, communication, and technology.

The Corporation’s ERM program produces various risk mitigation activities within the business units. The resulting strategic, financial, and operational risk mitigation activities that are implemented strengthen the Corporation, reduce the potential for unexpected losses, and manage the volatility experienced by the Corporation. ERM Software was introduced in 2019 to enhance and assist in the assessment and monitoring of the ERM program.

Director Independence

The corporate governance principles of the Corporation provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation, Nominating and Governance, and Trust Operations Committees, must meet the standards for independence as defined by the Securities and Exchange Commission (SEC) and Nasdaq.

Currently, the Corporation’s Board of Directors has ten (10) members. Eight (8) directors: Joshua E. Hoffman, Willis R. Lefever, Jay S. Martin, Susan Y. Nicholas, Brian K. Reed, Mark C. Wagner, Judith A. Weaver, and Roger L. Zimmerman, meet the standards for independence. This constitutes more than a majority of the Board of Directors. Nominee Director J. Daniel Stoltzfus meets the standard of independence. Two (2) directors, Jeffrey S. Stauffer and Aaron L. Groff, Jr., do not meet the standards of independence. Mr. Stauffer is currently an employee of the Corporation, and Mr. Groff was an employee of the Corporation within the past three years. Mr. Groff will not be standing for re-election as a Director as he will be retiring in accordance with the mandatory retirement age provided for in the Corporation’s bylaws. Only independent directors serve on the Corporation’s Committees.

In determining each director’s independence, the Board considered loan transactions between the Bank and the individuals, their family members, and businesses with whom they are associated, as well as any contributions made to non-profit organizations with which they are associated. In each case, the Board determined that none of the transactions impaired the independence of the non-employee directors.

Meetings and Committees of the Board of Directors

During 2021, the Board of Directors of the Corporation held fifteen (15) meetings, and all the committees of the Board of Directors held a combined total of seventeen (17) meetings, for a total of thirty-two (32) meetings. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which they served during 2021. While the Corporation has no written policy requiring directors to attend the Annual Meeting of Shareholders, they are encouraged to do so and eight of the ten directors attended the 2021 Annual Meeting of Shareholders.

The Board of Directors currently has the following committees:

•	Audit Committee
•	Building and Expansion Committee
•	Compensation Committee
•	Nominating and Governance Committee
•	Trust Operations Committee

Audit Committee. The members of the Audit Committee in 2021 were: Joshua E. Hoffman (Chair), Mark C. Wagner, Jay S. Martin and Roger L. Zimmerman. All members of the Audit Committee have been determined to be independent of management of the Corporation as outlined by the SEC and Nasdaq rules for Audit Committees. The Audit Committee oversees the accounting and tax functions of the Corporation, recommends to the Board the engagement of independent auditors for the year, reviews with management and the auditors the plan and scope of the audit engagement, reviews the annual financial statements and any recommended changes or modifications to control procedures and accounting practices and policies, and monitors with management and the auditors the system of internal controls and accounting and reporting practices. The Board of Directors has designated Joshua E. Hoffman as an Audit Committee Financial Expert, as defined in the Sarbanes-Oxley Act and applicable SEC rules and regulations. The Audit Committee has the authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Audit Committee held five (5) meetings during 2021.

The Audit Committee operates under a written charter which is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Adrienne L. Miller, Esq., Corporate Secretary.

Building and Expansion Committee. The members of the Building and Expansion Committee in 2021 were: Willis R. Lefever (Chair), Judith A. Weaver, and Brian K. Reed. This committee provides guidance regarding the purchase and/or lease of real estate, the construction and/or renovation of branch offices, and general improvements to facilities. The Building and Expansion Committee met two (2) times during 2021.

The Building and Expansion Committee operates under a written charter which is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Adrienne L. Miller, Esq., Corporate Secretary.

Compensation Committee. The members of the Compensation Committee in 2021 were: Mark C. Wagner (Chair), Roger L. Zimmerman and Jay S. Martin. All members of the Compensation Committee have been determined to meet the standards and to be independent of management of the Corporation as outlined by the SEC and Nasdaq. The Compensation Committee evaluates the Chief Executive Officer’s performance and makes recommendations to the Board of Directors concerning the Chief Executive Officer’s compensation based on its evaluation. The Chief Executive Officer is not present when these discussions occur. The Compensation Committee also makes recommendations to the Board of Directors concerning the salaries and benefits of directors, officers, and employees of the Corporation. Executive officers are not present when this occurs. The Compensation Committee reviewed compensation data that was prepared by a compensation consultant in 2021. The Compensation Committee met three (3) times during 2021.

The Compensation Committee operates under a written charter which is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Adrienne L. Miller, Esq., Corporate Secretary.

Nominating and Governance Committee. The members of the Nominating and Governance Committee in 2021 were: Susan Y. Nicholas (Chair), Willis R. Lefever, and Joshua E. Hoffman. The Nominating and Governance Committee consists entirely of directors that are independent of management of the Corporation as outlined by the SEC and Nasdaq. The Nominating and Governance Committee was established to provide continuing assistance to the Board of Directors in matters relating to corporate governance, Board performance, composition of the Board, and Board and Management succession planning. The Nominating and Governance Committee met two (2) times during 2021.

The Nominating and Governance Committee operates under a written charter and Corporate Governance Guidelines which are available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Adrienne L. Miller, Esq., Corporate Secretary.

Trust Operations Committee. The members of the Trust Operations Committee in 2021 were: Judith A. Weaver (Chair), Susan Y. Nicholas and Brian K. Reed. This committee consists entirely of directors who are independent of management of the Corporation as outlined by the SEC and Nasdaq. The Trust Operations Committee provides general supervision over all trust accounts held and managed in the Corporation’s Money Management Group and reviews all new and closed trust accounts. This committee met five (5) times during 2021.

The Trust Operations Committee operates under a written charter which is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Adrienne L. Miller, Esq., Corporate Secretary.

Shareholder Communications

The Board of Directors does not have a formal process for shareholders to send communications to the Board. Due to the infrequency of shareholder communications to the Board of Directors, the Board does not consider a formal process necessary. Shareholders who wish to communicate to the Board of Directors should send their requests to Adrienne L. Miller, Esq., Corporate Secretary, ENB Financial Corp, 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522. Written communications received by the Corporation from shareholders are shared with the full Board of Directors no later than the next regularly scheduled Board meeting.

Shareholder Proposals

If a shareholder wants to submit a proposal to be considered for inclusion in the proxy statement for next year’s annual meeting, the written proposal must be received by the Corporation no later than December 5, 2022. Proposals received after that date may be considered at the annual meeting but, at the discretion of the Board of Directors, they may not be included in the proxy statement. Shareholder Proposals may be sent to Adrienne L. Miller, Esq., Corporate Secretary, ENB Financial Corp, 31 East Main Street, P. O. Box 457, Ephrata, Pennsylvania 17522.

Transactions with Related Persons

Some of the directors, the nominee director and executive officers of ENB Financial Corp or its wholly-owned subsidiary, Ephrata National Bank, were customers of, and had banking transactions with, Ephrata National Bank during 2021. These transactions included deposit accounts, trust relationships, and loans. All loans and loan commitments made to such persons and to the companies with which they are associated were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and did not involve more than a normal risk of collectability or present other unfavorable features. It is anticipated that similar transactions will be entered into in the future. By using Ephrata National Bank’s products and services, directors, the nominee director and executive officers have the opportunity to become familiar with the wide array of products and services offered by Ephrata National Bank to its customers.

Total loans outstanding as of December 31, 2021, from Ephrata National Bank to the directors, the nominee director and executive officers as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more was $2,839,649 or approximately 2.07% of the Corporation’s total equity capital. The aggregate amount of indebtedness outstanding to the group described above as of the record date of this proxy, March 4, 2022, was $2,705,030. Prior to any business dealings with directors, the nominee director or executive officers, the Board of Directors reviews and discusses any such transaction outside the presence of the director, nominee director or executive officer.

ELECTION OF DIRECTORS

Nomination of Directors

Under the Corporation’s bylaws, nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Other than the Corporation’s bylaws, the Board does not have a policy regarding nominations for election to the Board of Directors because of the infrequency of such nominations. To make a nomination, a shareholder must mail a notice to Ms. Adrienne L. Miller, Esq., Corporate Secretary, ENB Financial Corp, 31 East Main Street, P.O. Box 457, Ephrata, Pennsylvania 17522. Such notice of nomination must be made not less than fourteen (14) days nor more than fifty (50) days prior to the date of any meeting of shareholders called for the election of directors. If less than twenty-one (21) days of notice of the meeting is given to shareholders, such notice of nomination shall be mailed or delivered to the Secretary of the Corporation not later than the close of business on the seventh (7th) day following the day on which the notice of the meeting was mailed. Any notice of nomination shall contain the following information to the extent known by the notifying shareholder:

•	The name, address, and principal occupation of the proposed nominee;
•	The total number of shares that, to the knowledge of the notifying shareholder, will be voted for the proposed nominee;
•	The name and residence address of the notifying shareholder; and
•	The number of shares of the Corporation’s common stock owned by the notifying shareholder.

The Corporation’s bylaws authorize the number of directors at any time to be not less than five (5) and not more than twenty-five (25). The bylaws also provide for three (3) classes of directors, with each class serving three-year terms to expire in successive years. Three (3) Class A directors have been nominated for election at the 2022 Annual Meeting and, if elected, will serve until the 2025 annual meeting of shareholders. All nominees were unanimously approved by the Board of Directors which is currently comprised of ten (10) members. The Corporation’s bylaws require that directors who reach the age of seventy (70) prior to the date of the annual meeting when such director’s term expires may not stand for reelection to the Board of Directors.

The Board of Directors unanimously nominated incumbent directors Brian K. Reed and Jeffrey S. Stauffer and nominee director J. Daniel Stoltzfus, to serve as Class A Directors, Messrs. Reed and Stauffer have consented to serve another term as a director, if reelected, and Mr. Stoltzfus has consented to serve a term as a new director, if elected. If, prior to the annual meeting, any nominee should become unable to serve on the Board for any reason, proxies received from shareholders will be voted in favor of a substitute nominee as the Board of Directors determines. Any vacancy on the Board of Directors for any reason after the annual meeting may be filled by appointment by a majority of the Board of Directors then in office, and each person so appointed shall be a director until the expiration of the term of the class of directors to which he or she was appointed.

Janice S. Eaby and John H. Shuey, the persons named as proxy holders, will vote the proxies “FOR” the election of each of the nominees named below, unless a shareholder indicates that his or her vote should be withheld from any or all of them. The three (3) nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors shall be elected.

The three (3) nominees for Class A Director to be elected at the 2022 Annual Meeting are:

•	Brian K. Reed;
•	Jeffrey S. Stauffer; and
•	J. Daniel Stoltzfus

The Board of Directors unanimously recommends that shareholders vote “FOR” these nominees.

Information and Qualifications of Nominees for Director and Continuing Directors

The following paragraphs provide information as of the record date of this proxy, March 4, 2022, about the two (2) nominees to the Board of Directors whose term of office will expire at the 2022 Annual Meeting, and the new nominee and each of the six (6) continuing directors whose terms will expire in subsequent years. The information presented includes the age of each nominee and continuing director, all positions he or she holds, his or her principal occupation and business experience for the past five years, the names of other publicly-held companies for which he or she currently serves as a director, or has served as a director during the past five years, and information on the involvement with non-profit and community organizations that each nominee and continuing director has told us about. In addition to the information presented below regarding specific experience and attributes and skills that the Board feels qualifies each nominee and director to serve as a director, the Board also believes that all nominees and continuing directors have a reputation for integrity, honesty, and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to ENB Financial Corp, Ephrata National Bank, and the Board.

There are no family relationships among any of the directors or executive officers of ENB Financial Corp or its wholly owned subsidiary, Ephrata National Bank.

Information about the number of shares of common stock beneficially owned by each director appears in the “SHARE OWNERSHIP” section below under the heading “Beneficial Ownership by Nominees for Director, Continuing Directors and Executive Officers.”

Nominees for Election as Class A Directors for a term expiring at the 2025 Annual Meeting

Brian K. Reed, DVM, MBA

Director since 2013

Dr. Reed, age 59, is business owner and manager of Agricultural Veterinary Associates, LLC located in Lititz, Pennsylvania. His firm serves the agricultural community throughout Lancaster and Lebanon Counties and beyond. Dr. Reed has been a veterinarian for more than 30 years, and focuses his practice on the dairy industry, combining veterinary medicine with business management consulting services. Dr. Reed is actively involved in a number of veterinary and agricultural organizations, dairy associations and commissions, and community endeavors. We believe Dr. Reed is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because of his business experience, his strong background in finance and administration, and his education and expertise in business management consulting and strategic planning with farmers in the dairy industry within the Corporation’s market area.

Jeffrey S. Stauffer

Director since 2019

Mr. Stauffer, age 60, was elected as President and Chief Executive Officer of ENB Financial Corp and Ephrata National Bank as of January 1, 2020. In June 2020, Mr. Stauffer was appointed Chairman of ENB Financial Corp and Ephrata National Bank. Prior to that, he had been Senior Vice President, Senior Lender of Ephrata National Bank since March 2017; Vice President, Senior Loan Officer from August 2014 to February 2017; Vice President, Commercial Lending Manager from 2012 to July 2014; Vice

President, Commercial Loan Officer from 2002 to 2012; and employee of Ephrata National Bank since 1982. Mr. Stauffer serves on the Federal Reserve Board of Philadelphia Nominating Advisory Committee and serves on the PA Bankers Government Relations Policy Committee. Mr. Stauffer currently serves as a member of the Board of Directors of the Ephrata Area Education Foundation, as a member of the Ephrata Area School District Comprehensive Planning Steering Committee and as the Treasurer of the Guy K. Bard Student Loan Fund. Mr. Stauffer is also a member of the Denver Ephrata Area Rotary Club having previously served as past President. We believe Mr. Stauffer’s qualifications to be a director of Ephrata National Bank and ENB Financial Corp include his 40 years of experience with the bank and in the banking industry generally.

J. Daniel Stoltzfus

Nominee Director

Mr. Stoltzfus, age 52, owns and manages both Stoltzfus Mfg., LLC, formed in 1998 and located in Honey Brook, Pennsylvania and Stoltzfus Manufacturing, Inc. located in Path Valley, Pennsylvania, which has operated for over twenty-five (25) years producing quality equipment such as hay and feeder wagons and bale carriers for the agricultural industry. Mr. Stoltzfus’s manufacturing company also provides custom work ranging from fabrication, welding, and repairs to CNC plasma cutting services for the local agricultural community. Additionally, Mr. Stoltzfus is majority owner of Westbrooke IP, LLC, which is a commercial real estate holding entity in Honey Brook, PA, and he is sole owner of Path Valley Industries, LLC, a real estate holding entity for lease to Stoltzfus Manufacturing Inc. In addition to demonstrating strong business acumen in his successful management of these manufacturing companies and real estate holding entities, we believe Mr. Stoltzfus is qualified to be a director of Ephrata National Bank and ENB Financial Corp because of his thorough knowledge and understanding of the social and economic aspects of the communities that are served by the Corporation.

Continuing as Class B Directors for a term expiring at the 2024 Annual Meeting

Willis R. Lefever

Director since 2004

Mr. Lefever, age 67, is Owner of Lefever Construction, a home builder and land development proprietorship, and owner of Lefever Auto Sales, LLC, both near Ephrata, Pennsylvania. In addition to demonstrating strong business acumen in his successful management of small businesses for more than 40 years, we believe Mr. Lefever is qualified to be a director of Ephrata National Bank and ENB Financial Corp because of his understanding of the land development and building industry in Lancaster County, and his thorough knowledge and understanding of the social and economic aspects of the communities that are served by the Corporation.

Jay S. Martin, CISSP

Director since 2019

Mr. Martin, age 57, is employed by Donegal Mutual Insurance Company where he serves as the Vice President-Information Security Officer. He is credentialed as a CISSP (Certified Information Systems Security Professional) and has over 30 years of experience in various roles in information technology, and has a B.S. degree from DeVry in Electronic Engineering. In his current role, he facilitates the design and implementation of information security policy, tracks and reports on cybersecurity risks and activity, and monitors regulatory compliance to cybersecurity requirements. We believe Mr. Martin is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because of his thorough understanding and knowledge of information technology, cybersecurity and experience in the insurance industry.

Judith A. Weaver

Director since 2012

Ms. Weaver, age 63, now retired, was the President and Owner of Martin’s Trailside Express, Inc., a truck stop and restaurant, and a partner in MSW Properties LP, a family real estate partnership until they were sold in April 2019. Ms. Weaver was also President and Owner of Martin Services Group, Inc., a corporate reseller of bulk petroleum products until her retirement in April 2019. All of these entities were located in East Earl, Pennsylvania. In addition to her 44 years of business experience in the wholesale and retail industries, Ms. Weaver is also involved in her community, currently serving on the board of CrossNet Ministries and the Fellowship of Christian Athletes Regional Board. She previously served as a board member and Board Secretary at Garden Spot Village, a retirement community in New Holland, Pennsylvania, on the Regional Board of Hope International, and on the Board and Executive Committee at the New Holland Recreation Center in New Holland, Pennsylvania. We believe Ms. Weaver is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because she is able to contribute her experience and thorough understanding of wholesale, retail, and service-oriented business issues affecting the communities in which the Corporation provides financial services.

Roger L. Zimmerman

Director since March 2021

Mr. Zimmerman, age 42, was appointed to the Board of Directors in March of 2021. He is the Chief Financial Officer and an owner of Paul B. Zimmerman, Inc., a hardware, wholesale, manufacturing and industrial finishing company. Mr. Zimmerman has been associated with the company for 28 years and is a lifelong resident of Lancaster County having graduated from Warwick High School. Mr. Zimmerman has served/serves as a Deacon for the Indiantown Mennonite Church and a Board Member of Wellspan Health, Eastern Region. We believe Mr. Zimmerman is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because he is able to contribute his business experience and financial expertise both of which demonstrate his ability to maintain a business’ legacy while adapting to changing customer needs in an increasingly complex marketplace.

Continuing as Class C Directors for a term expiring at the 2023 Annual Meeting

Joshua E. Hoffman, MBA, CPA, CMA, CPCU

Director since 2017

Mr. Hoffman, age 39, currently serves as the Director of Finance and Accounting for Baltimore Equitable Insurance, a perpetual property and casualty company located in Baltimore, Maryland. He previously served as the Chief Financial Officer for Alvernia University, and as a Business Consultant for Stambaugh Ness and GBC Advisory Group, both of which are business consulting practices. Mr. Hoffman also previously served as the Controller of Goodville Mutual Casualty Company, a property and casualty insurance products company located in Goodville, PA. From 2014 through April 2018, Mr. Hoffman served as the CEO and CFO of Reamstown Mutual Insurance Company located in Reamstown, PA.  Mr. Hoffman previously held accounting and executive leadership roles at Donegal Mutual Insurance Company. Mr. Hoffman is a CPA, CMA, CPCU and also holds an MBA. Mr. Hoffman serves on the Audit Committee and is considered a financial expert. We believe Mr. Hoffman’s experience in the insurance industry along with his accounting background and experience qualifies him to serve as a director of Ephrata National Bank and ENB Financial Corp.

Susan Y. Nicholas, Esquire

Director since 2008

Ms. Nicholas, age 62, is an attorney and Partner in the law firm, Young and Young Attorneys at Law, in Manheim, Pennsylvania. Ms. Nicholas has 36 years of experience as an attorney, with specific legal practice in the areas of estates, trusts, and real estate. Along with her legal experience, Ms. Nicholas brings to the Board an interest and knowledge of corporate governance issues and a familiarity with the social and economic composition of the greater Manheim community. Ms. Nicholas is a member of First Presbyterian Church in Lancaster and devotes time to her community by serving on the boards of the Manheim Central Student Loan Fund Association, Strasburg Railroad, and Penn Square Music Festival. We believe Ms. Nicholas’ particular skills and her involvement in community affairs qualify her to serve as a director of Ephrata National Bank and ENB Financial Corp.

Mark C. Wagner

Director since 2007

Mr. Wagner, age 68, is Co-owner and President of White Oak Mills, Inc., located in Elizabethtown, Pennsylvania. White Oak Mills, Inc. manufactures livestock and poultry feeds and serves the agricultural communities throughout Southeastern Pennsylvania. Additionally, Mr. Wagner owns and operates several farms in Lancaster County, Pennsylvania involved in livestock production. Mr. Wagner has served on the Economic Advisory Council of the Federal Reserve Bank of Philadelphia and as a director on numerous agriculture industry boards across Pennsylvania. In addition, Mr. Wagner currently serves as a board member of Pleasant View Retirement Community in Manheim, Pennsylvania and served on the governing body of the local municipality. We believe Mr. Wagner is qualified to serve as a director of Ephrata National Bank and ENB Financial Corp because of his over 46 years of business experience, his strong background in management, finance and administration, his familiarity and close involvement with the agriculture industry in Lancaster County, Pennsylvania, and his community involvement.

SHARE OWNERSHIP

Beneficial Ownership by Principal Holders

The following table shows, to the best of our knowledge, the names and addresses of each person or entity who owned shares of record, or who is known by the Board of Directors to be the beneficial owner of more than 5% of ENB Financial Corp’s outstanding common stock as of the record date of this proxy, March 4, 2022.

	Shares Beneficially	Percentage of Outstanding Common
Name and Address	Owned	Stock Beneficially Owned

J. Harry Hibshman Scholarship Fund Trust	1,785,600(1)	31.98%
C/O ENB’s Money Management Group
31 East Main Street
Ephrata, Pennsylvania 17522

(1)	Directors Emeriti John H. Shuey, Walter K. Trumbauer, and Paul W. Wenger are trustees of the J. Harry Hibshman Scholarship Fund Trust.

Beneficial Ownership by Nominees for Director, Continuing Directors and Executive Officers

The following table shows, as of March 4, 2022, the record date of this proxy, the number of shares and percentage of ENB Financial Corp’s outstanding common stock beneficially owned by each nominee for director, each continuing director, each named executive officer, and all nominees, continuing directors, and executive officers as a group.

Beneficial ownership of shares of ENB Financial Corp common stock is determined in accordance with the definitions of beneficial ownership in the General Rules and Regulations of the Securities and Exchange Commission and may include stock owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as stock that the individual has or shares voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after March 4, 2022. In the following table, the number of shares owned by the indicated persons is rounded to the nearest whole share.

Name of Individual	Shares Owned and Nature of	Percentage
or Identity of Group	Beneficial Ownership	of Class

Directors and Nominees

Joshua E. Hoffman	6,014 (1)	*
Willis R. Lefever	12,382(2)	*
Jay S. Martin	2,500(3)	*
Susan Y. Nicholas	14,616(4)	*
Brian K. Reed	7,202(5)	*
Jeffrey S. Stauffer	6,407(6)	*
Mark C. Wagner	11,492(7)	*
Judith A. Weaver	7,074(8)	*
Roger L. Zimmerman	1,000(9)	*
J. Daniel Stoltzfus	-	*

Named Executive Officers

Jeffrey S. Stauffer (included in list of directors above)

All Nominees for Director, Continuing Directors, and
Executive Officers as a Group (16 persons) (10)	91,222	1.63%

____________________________

*	Indicates beneficial ownership of less than 1% of outstanding shares.

(1)	Mr. Hoffman holds 6,000 shares individually in an IRA and 14 shares jointly with his spouse.

(2)	Mr. Lefever holds 2,082 shares individually, 300 shares individually in a Roth IRA and 10,000 shares jointly with his spouse.

(3)	Mr. Martin holds these shares individually in an IRA.

(4)	Ms. Nicholas holds these shares individually.

(5)	Dr. Reed holds 200 shares individually and 7,002 shares jointly with his spouse.

(6)	Mr. Stauffer and his spouse hold these shares jointly.

(7)	Mr. Wagner holds these shares individually.

(8)	Ms. Weaver holds 4,864 shares individually and 2,210 shares jointly with her spouse.

(9)	Mr. Zimmerman and his spouse hold these shares jointly.

(10)	Includes 22,535 shares beneficially held by Ms. Bitner, Hoffman and Miller and Messrs. Kitsch, Klein, Long, and Neiss.

Delinquent Section 16 Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers, and persons or entities who beneficially own more than 10% of the Corporation’s outstanding stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Based solely upon review of Securities and Exchange Commission Forms 3, 4, and 5 and amendments thereto, the Corporation believes that during the fiscal year ended December 31, 2021, its directors, executive officers and greater than 10% beneficial owners timely filed all reports required under Section 16(a) of the Securities Exchange

Act of 1934, as amended, except for one late Form 4 filing on June 11, 2021 to report a purchase of 500 shares of common stock by Jay S. Martin on April 28, 2021.

BOARD COMPENSATION AND PLAN INFORMATION

Compensation of the Board of Directors

The following table summarizes the compensation paid by the Corporation during 2021 to Directors. Directors who are also employees of the Corporation do not receive additional compensation for board service. In July 2021, directors received a paid in advance retainer of $20,000 which covers the period of July 1, 2021 through June 30, 2022. The directors also received $800 for each Board meeting attended in the first two quarters and $950 for each Board meeting thereafter. Board meetings were held once each month during 2021, with the exception of March, June, and September, when two (2) Board meetings were held. Directors also received $350 for attendance at separate committee meetings for the first two quarters and $400 thereafter. Directors each received $1,000 for attendance at the Strategic Planning Meeting held in September 2021. Directors serving as Chairs of committees did not receive additional compensation for their role as Chair of a committee. The members of the Board of Directors of ENB Financial Corp also serve as members of the Board of Directors of Ephrata National Bank. Board meetings for ENB Financial Corp and Ephrata National Bank were held concurrently during 2021 and directors did not receive additional compensation for attending both meetings.

	Fees Earned	All Other
Name	or Paid in Cash	Compensation	Total
	($)	($)	($)

Aaron L. Groff, Jr.	34,050	0	34,050
Joshua E. Hoffman	36,600	0	36,600
Willis R. Lefever	35,450	0	35,450
Jay S. Martin	36,650	0	36,650
Susan Y. Nicholas	36,250	0	36,250
Brian K. Reed	36,250	0	36,250
Mark C. Wagner	37,050	0	37,050
Judith A. Weaver	36,600	0	36,600
Roger L. Zimmerman	37,250	0	37,250

Non-Employee Directors’ Stock Plan

The Board of Directors believes that increasing the Board’s financial interest in the Corporation will create a unity of purpose and identity and will be beneficial to the growth of the Corporation. To provide non-employee directors of the Corporation with a convenient and systematic method of acquiring shares of the Corporation’s stock, the Board of Directors established the 2020 Non-Employee Directors’ Stock Plan effective June 1, 2020. Under the Plan, non-employee directors may elect to use all, or some, of the compensation they receive as directors to purchase shares in the Corporation. All shares purchased through the 2020 Non-Employee Directors’ Stock Plan are purchased at market price, without a discount.

EXECUTIVE OFFICERS

The following table presents selected information about executive officers of ENB Financial Corp and Ephrata National Bank as of the proxy record date, March 4, 2022. These officers are elected annually by the Board of Directors and hold office at the Board’s discretion.

		Principal Occupation for the Past Five Years and
Name	Age	Position Held with ENB Financial Corp and Ephrata National Bank

Jeffrey S. Stauffer	60	President and Chief Executive Officer of ENB Financial Corp and Ephrata National Bank as of January 1, 2020 and Chairman as of June 1, 2020. Senior Vice President, Senior Lender of Ephrata National Bank from March 2017 to December 2019. Vice President, Senior Loan Officer from August 2014 to February 2017. Vice President, Commercial Lending Manager from 2012 to July 2014. Vice President, Commercial Loan Officer from 2002 to 2012; and employee of Ephrata National Bank since 1982. Mr. Stauffer is active in the community as described in the Director biography herein.

William J. Kitsch, IV	47	Senior Executive Vice President, Chief Revenue Officer since October 2021. Senior Vice President, Business Performance Strategist & Head of Agricultural Lending since April 2021 and Vice President, Agricultural Lending Manager at Ephrata National Bank since November 2016. Mr. Kitsch holds an MBA and was formerly employed at a community bank as a Senior Vice President, Market Leader and as a Regional Lending Manager, Sales Manager and Loan Officer at MidAtlantic Farm Credit for over thirteen years. In the community, Mr. Kitsch serves as an Adjunct Professor, Project Executive at Fox School of Business, Temple University, Pennsylvania. Mr. Kitsch also serves on the Board of the Pennsylvania Association of Sustainable Agriculture.

Matthew T. Long	48	Senior Executive Vice President, Chief Operating Officer since October 2019. Previously served as Vice President, Director of Cash Management since April 2015. Mr. Long was previously employed by a community bank for 18 years and is a graduate of the PA Banker’s Advanced School of Banking where he was recognized with the Dr. Philip O. Benham Jr. Leadership Award. In the community, Mr. Long serves as the Board President for the S. June Smith Foundation.

Chad E. Neiss	48	Senior Executive Vice President, Chief Strategy Officer since October 2021. Mr. Neiss also holds the position of Executive Vice President, Head of Mortgage Division of Ephrata National Bank which was initiated when Mr. Neiss joined the Bank as VP, Residential Mortgage Lender in 2014. Mr. Neiss subsequently held the position of SVP and then EVP Residential and Consumer Lending. In the community, Mr. Neiss serves as a Board Member of both Bankers Settlement Services Capital Region and the Building Industry Association of Lancaster.

Rachel G. Bitner	43	Executive Vice President, Chief Financial Officer since August 2021. Treasurer of ENB Financial Corp. since August 2021. Ms. Bitner previously held the position of Senior Vice President, Controller, Ephrata National Bank from June 2020 to August 2021 and prior to that served as VP, Controller for eleven years beginning in June 2009. In the community, Ms. Bitner serves as Treasurer of the Long’s Park Amphitheater Foundation Board, Lancaster County, Pennsylvania.

Cindy L. Hoffman	37	Executive Vice President, Chief Human Resource Officer since August 2019. Ms. Hoffman holds an MBA and served in previous capacities as a Human Resource Executive for other major firms. Ms. Hoffman holds a PHR license. In the community, Ms. Hoffman currently serves as a Board Member of Good Samaritan Services.

Nicholas D. Klein	36	Executive Vice President and Chief Risk Officer of Ephrata National Bank since January 2021, serving in an advisory role to the Executive Committee. Mr. Klein holds both a CRC and a CERP certification. Mr. Klein was previously employed as Senior Credit Risk Review Officer and as an Associate National Bank Examiner, Office of Comptroller of the Currency. In the community, Mr. Klein currently serves as President of the South Central PA Chapter of the RMA.

Adrienne L. Miller	60	Senior Vice President, General Counsel and Corporate Secretary since January 2021, serving in an advisory role to the Executive Committee. Ms. Miller holds a J.D. and previously held the positions of Vice President, Legal Counsel and Assistant Corporate Secretary as of September 2014 and the position of Assistant Compliance Officer at Ephrata National Bank as of January 2014. Ms. Miller was employed by CNH America LLC as Senior Counsel and Assistant Secretary for twenty-four years. In the community, Ms. Miller has served as President of the Manheim Township Public Library Foundation Board, Lancaster County, Pennsylvania.

EXECUTIVE COMPENSATION

The Compensation Committee establishes a Compensation Philosophy for the Corporation, and makes recommendations to the Board of Directors regarding the salaries and benefits of directors, officers, and employees of the Corporation and Bank.

Executive Compensation Objectives

The Corporation’s Compensation Philosophy is to offer competitive compensation opportunities to all employees based upon personal performance. The Corporation designs Executive Compensation Packages to attract and retain key management employees and to motivate these employees to take actions that enhance shareholder value and attain the Corporation’s goals. The Executive Compensation Policies are intended to ensure that each executive has a stake in enhancing and promoting Corporation products and services, improving profitability, and providing increased shareholder value through growth of the Corporation’s common stock and the payment of enhanced dividends. The Corporation has engaged ChaseCompGroup, LLC, compensation consultants to evaluate competitive compensation structures to include annual incentive programs, base compensation and employment/change in control agreements with the intent of improving the Corporation’s talent strategy. The Compensation Committee reviewed compensation data that was prepared by ChaseCompGroup, LLC in 2021.

Compensation Committee Responsibilities and Process

The Compensation Program is administered by the entire Board of Directors as recommended by the Compensation Committee. The Compensation Committee is responsible for establishing the Corporation’s Compensation Philosophy and making compensation recommendations regarding the position of Chairman, President, and CEO. The Compensation Committee operates under a written charter, adopted by the Board of Directors, which is available on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Adrienne L. Miller, Esq., Secretary of the Corporation. The Charter outlines the Committee’s responsibilities including:

•	Establishing Compensation Policies;
•	Determining Base Salaries, annual incentive and profit sharing plans;

•	Annually approving (along with the entire Board of Directors) the Bank’s Compensation Policies;
•	Evaluating and determining the types of benefits appropriate to enhance the Executive Compensation Program Objectives;
•	Retaining compensation consultants to assist in evaluation of compensation arrangements; and
•	Approving target financial performance levels.

The Committee reviews guidelines for compensation, bonus, and other compensation perquisites for all Corporation employees. All employees, including executives, receive annual performance appraisals, reviewing goal attainment and overall job performance. The Chairman, President, and CEO, Senior Executive VP, Chief Operating Officer, the Senior Executive VP, Chief Revenue Officer and the Executive VP, Chief Risk Officer conduct the performance appraisals of the Bank Management Team Members.

The Compensation Committee annually conducts a performance review of the Chairman, President, and CEO’s job performance. The results of the review and any recommendation for a compensation change are discussed with the independent members of the Board of Directors who make a decision regarding a compensation change.

The Compensation Committee also recommends to the Board from time to time the amount, determination and payment of remuneration to be paid by the Corporation to directors in light of time commitment, fees paid by comparable companies and responsibilities. The Compensation Committee may form and delegate authority to individuals and subcommittees when and as it deems appropriate.

The Role of Executive Officers in Determining Compensation

The Compensation Committee meets with the Executive Vice President, Chief Human Resource Officer of the Corporation who provides the Committee with the information necessary for their analysis of the appropriate compensation for the executive officers. Mr. Stauffer participated during Board decisions regarding the compensation of employees and other executive officers. He did not participate and was not present when his performance and compensation was discussed.

SUMMARY COMPENSATION TABLE

				All
Name and				Other	Total
Principal Position	Year	Salary	Bonus	Compensation	Compensation
		($)(1)	($)(2)	($)(3)	($)(4)

Jeffrey S. Stauffer	2021	334,708	11,739	34,574	381,021
Chairman of the Board,	2020	261,322	6,086	31,423	298,831
President and CEO

Chad E. Neiss	2021	145,855	513,309	24,305	683,469
Senior Executive Vice President,	2020	144,612	375,363	30,845	550,820
Chief Strategy Officer & Head of
Mortgage Division

Matthew T. Long	2021	190,384	9,000	16,558	215,942
Senior Executive Vice President	2020	161,153	4,592	14,524	180,269
Chief Operating Officer

Summary Compensation Table Key

(1)	Base Salary.
(2)	Inclusive of an annual employee holiday bonus, an annual performance bonus, and any other service award, position related commission and incentive payments, if applicable.
(3)	All Other Compensation includes Total Other Earnings in the OTHER COMPENSATION TABLE on page 18 and Total Contributions on the DEFINED CONTRIBUTION and PROFIT SHARING PLAN TABLE on page 20.
(4)	Total of (1) through (3).

OTHER COMPENSATION TABLE (1)

			Group Life	Split Dollar	401(k)	10%/15%	Total
			Insurance	Imputed	Corporate	Discount	Other
Principal Position	Year	Auto	Premiums	Income	Match	ESPP Shares	Earnings
		($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)(7)

Jeffrey S. Stauffer	2021	7,181	2,772	293	8,511	1,317	20,074
Chairman of the Board,	2020	8,795	1,875	267	6,468	967	18,372
President and CEO

Chad E. Neiss	2021	0	630	60	6,100	3,015	9,805
Senior Executive Vice	2020	0	654	56	6,193	3,117	10,020
President, Chief Strategy
Officer & Head of Mortgage Division

Matthew T. Long	2021	0	630	61	3,908	1,991	6,590
Senior Executive Vice	2020	0	654	57	3,970	1,755	6,436
President, Chief Operating
Officer

Other Compensation Table Key

(1)	Other Compensation excluding Defined Contribution Profit Sharing Plan contributions. See the DEFINED CONTRIBUTION PROFIT SHARING PLAN TABLE on page 20.
(2)	Personal-use expense for company-provided automobile – a perquisite.
(3)	Group Life Insurance Premium. Full-time employees receive life insurance coverage at 5 times their annualized salary to $400,000 maximum.
(4)	A Split Dollar life insurance benefit is provided as incentive to participate in Bank Owned Life Insurance (BOLI), and all Senior Vice Presidents and Executive Vice Presidents were asked to participate in BOLI and all participated. BOLI is reviewed as needed and updated with new Senior and Executive Officers within that cadence.
(5)	401(k) Savings Plan Corporate Match Dollars. See 401(k) SAVINGS PLAN - MATCH DATA TABLE on page 20.
(6)	All participating employees receive 10% discount on stock purchased through the ENB Financial Corp and Designated Subsidiaries 2020 Nonqualified Employee Stock Purchase Plan (“2020 ESPP”) thru September 2021. The 2020 ESPP program was enhanced to increase the discount rate to 15% in October 2021.
(7)	Total of (2) through (6).

RETIREMENT PLANS

Defined Contribution Profit Sharing Plan

The Corporation established a Defined Contribution Profit Sharing Plan on January 1, 2016 which became part of the 401(k) Savings Plan beginning on January 1, 2016. Effective January 1, 2016, the Defined Contribution Pension Plan was terminated and rolled-over into the Profit Sharing Plan and was combined with the 401(k) Savings Plan.

The Defined Contribution Profit Sharing Plan is administered by the Money Management Group of Ephrata National Bank.

The Corporation makes annual contributions to eligible employee’s Profit Sharing accounts as follows:

•	A non-elective 3% contribution is provided to all employees employed at the Bank during 2021 who worked at least 30 days. This contribution is commonly referred to as the “Safe Harbor Contribution.”

•	A 2% elective contribution is provided to all employees who are aged 18 or older who work 1,000 or more hours in a calendar year and have completed at least one year of service.

For purposes of the Defined Contribution Profit Sharing Plan, eligible compensation was limited to $290,000 in 2021. Total contributions to the Defined Contribution Profit Sharing Plan for the plan year ended December 31, 2021 and 2020 were $905,122 and $844,416 respectively.

In 2021, the Corporation contributed the following amounts to the Defined Contribution Profit Sharing Plan on behalf of the named executive officers: Jeffrey S. Stauffer, Chairman of the Board, President and Chief Executive Officer, $14,500; Chad E. Neiss, Senior Executive Vice President and Chief Strategy Officer & Head of Mortgage Division $14,500 and Matthew T. Long, Senior Executive Vice President and Chief Operating Officer,

$ 9,968.

Larger contributions to the Defined Contribution Profit Sharing Plan for named executive officers are attributable to their higher Base Salaries. Defined Contribution Profit Sharing Plan contributions for named executive officers are included in the DEFINED CONTRIBUTION PROFIT SHARING PLAN TABLE on page 20 and in All Other Compensation on the SUMMARY COMPENSATION TABLE on page 17.

The Bank continues to manage and invest funds in the Profit Sharing Plan.

401(k) Savings Plan

The ENB 401(k) Savings Plan was introduced in 2001 as a method to allow employees to save additional funds for retirement above the pension previously offered through the Corporation’s Defined Contribution Pension Plan. Initially, the Corporation did not provide a match of any employee contributions to the 401(k) Savings Plan. In 2010, the 401(k) Savings Plan was amended to allow all employees to participate and to provide a match of 50% of employee’s contributions up to 5.0% of eligible compensation. The Corporation does not match contributions over 5.0% of eligible compensation. The Corporation began matching contributions for 401(k) Savings Plan participants to encourage its employees to save for their retirement.

DEFINED CONTRIBUTION and PROFIT SHARING PLAN TABLE

			2.00%
Name and	Plan	Safe Harbor Non-elective	Profit Sharing Elective	Total
Principal Position	Year	Contribution	Contribution	Contribution
		($)	($)	($)(1)
Jeffrey S. Stauffer	2021	8,700	5,800	14,500
Chairman of the Board,	2020	7,831	5,220	13,051
President and CEO

Chad E. Neiss	2021	8,700	5,800	14,500
Senior Executive Vice	2020	15,413	5,514	20,927
President, Chief Strategy
Officer and Head of
Mortgage Division

Matthew T. Long	2021	5,981	3,987	9,968
Senior Executive Vice	2020	4,853	3,235	8,088
President, Chief Operating
Officer

Profit Sharing Table Key

(1) Total Defined Contribution and Profit Sharing during 2021 and 2020. This amount is included in OTHER COMPENSATION in the SUMMARY COMPENSATION TABLE on page 17.

401(k) SAVINGS PLAN – MATCH DATA TABLE

Name and Principal Position	Plan Name	Plan Year	Corporate Match
			$(1)
Jeffrey S. Stauffer	ENB 401(k) Savings Plan	2021	8,511
Chairman of the Board,		2020	6,468
President and CEO

Chad E. Neiss	ENB 401(k) Savings Plan	2021	6,100
Senior Executive Vice		2020	6,193
President, Chief Strategy
Officer and Head of
Mortgage Division

Matthew T. Long	ENB 401(k) Savings Plan	2021	3,908
Senior Executive Vice		2020	3,970
President, Chief Operating
Officer

401(k) Savings Plan Table Key

(1)	Total Corporate Match during 2021 and 2020. This amount is included on the OTHER COMPENSATION TABLE on page 18.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

In the event of death or disability of a named executive officer, the named executive officer will receive benefits under the Corporation’s retirement plan, disability plan, or payments under the Corporation’s life insurance plans, as appropriate.

In addition, for the calendar year ending December 31, 2021, and in the event of the death of the named executive officer on December 31, 2021, the beneficiaries of the named executive officer would receive life insurance proceeds associated with two life insurance plans. The first is a non-discriminatory group term life insurance plan that is available to all qualifying employees of the Corporation. The second is a BOLI plan applicable to a select group of the Corporation’s officers. A Split Dollar Life Insurance Plan was introduced in 2019 for participants who retire in the BOLI plan and meet an age 55 and 10 year service requirement. The following are the life insurance benefits the beneficiary of the named executive officer would receive provided both requirements are met: Jeffrey S. Stauffer’s beneficiary would receive $500,000; Chad E. Neiss’s beneficiary would receive $500,000; and Matthew T. Long’s beneficiary would receive $500,000. Qualifying individuals will continue to receive a $100,000 life insurance policy through the Split Dollar benefit until death.

The Corporation has engaged consultants to evaluate competitive compensation structures to include employment/change in control agreements with the intent of improving the Corporation’s talent retention strategy.

EMPLOYEE STOCK PURCHASE PLAN

The Corporation established The ENB Financial Corp 2011 Employee Stock Purchase Plan (“2011 ESPP”) as the successor to the ENB Financial Corp 2001 Stock Purchase Plan, originally adopted by Ephrata National Bank and assumed by the Corporation upon the formation of the holding company in 2008. The 2011 ESPP authorized the issuance of up to 280,000 shares of the Corporation’s Common Stock to its employees and 187,443 shares had been issued under the 2011 ESPP as of December 31, 2021. The 2011 ESPP expired June 1, 2021.

In 2020, the Corporation established the 2020 ESPP. The 2020 ESPP has quarterly offering periods and purchase dates. Each eligible employee participating in an offering period is granted an option to purchase a number of shares on each purchase date. The number of shares is determined by dividing the employee’s contributions accumulated prior to the purchase date and retained in the account by the applicable purchase price. Stock can be purchased by Employees at a 10% discount rate on quarterly purchase dates. However, effective October 2021, the 2020 ESPP program was revised to increase the discount rate available to employees to 15%.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

The Corporation has established The ENB Financial Corp Dividend Reinvestment and Stock Purchase Plan (“DRP”). The purpose of the DRP is to provide shareholders with a convenient and economical way to buy additional shares of the Corporation’s Common Stock by reinvesting dividends or by voluntarily making cash payments under the terms of the DRP. Under the terms of the DRP, the Corporation is authorized to issue up to 400,000 shares of its Common Stock. As of December 31, 2021, there were a total of 268,390 shares held in the DRP and 229,453 shares had been issued in the form of reinvested dividends since the inception of the DRP.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is comprised of four (4) Independent directors as defined by the SEC and Nasdaq. The Audit Committee operates under a written charter adopted by the Board of Directors and is available to shareholders on the Corporation’s website at https://enbfinancial.q4ir.com/corporate-overview/committee-charting/ or by contacting Adrienne L. Miller, Esq., Corporate Secretary of the Corporation.

The Audit Committee has reviewed the audited financial statements of the Corporation for the fiscal year ended December 31, 2021, and discussed them with management and the Corporation’s independent accountants, S.R.

Snodgrass, P.C. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

The Audit Committee has received from the independent accountants the written disclosures and letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed the accountants’ independence from the Corporation and management with the accountants.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Corporation’s audited financial statements for the fiscal year ended December 31, 2021, be included in the Corporation’s Annual Report on Form 10-K for that fiscal year and filed with the Securities and Exchange Commission.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Audit Committee
Joshua E. Hoffman (Chair)
Mark C. Wagner
Jay S. Martin
Roger L. Zimmerman

PROPOSAL NO. 1:

TO ELECT THREE (3) CLASS A DIRECTORS TO SERVE FOR A THREE-YEAR TERM AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED

The three (3) nominees for Class A Director to be elected at the 2022 Annual Meeting of Shareholders are:

•	Brian K. Reed;
•	Jeffrey S. Stauffer; and
•	J. Daniel Stoltzfus

The Board of Directors unanimously recommends that shareholders vote “FOR” the nominees for director listed above.

PROPOSAL NO. 2:

TO CONDUCT A NON-BINDING VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Act") and rules adopted by the Securities and Exchange Commission (the “SEC”) under the Act, at least once every three years we are required to give our shareholders an opportunity to vote, on a non-binding, advisory basis, to approve the compensation of our executive officers whose compensation we are required by the SEC's rules to disclose in our annual meeting proxy statements. The shareholders approved a proposal at the Corporation's 2019 Annual Meeting of Shareholders to conduct an advisory vote on the Corporation's executive compensation for the named executive officers every three years. Therefore, we are including in these proxy materials a separate proposal for shareholders to approve, in a non-binding vote, the compensation of our named executive officers.

In addition to requiring us to submit these "say-on-pay" proposals to our shareholders, the Act and the SEC's rules require that at least once every six years we give our shareholders an opportunity to vote, on a non-binding, advisory basis, on a "say-on-frequency" proposal to indicate whether they would prefer that we conduct future say-on-pay votes every year, once every two years, or once every three years. Accordingly, an advisory vote on the frequency by which shareholders will vote on executive compensation will take place at the 2025 Annual Meeting of Shareholders.

As described in detail under the heading "Executive Compensation," our executive compensation programs are designed to attract, incentivize and retain our named executive officers, who are critical to our success. We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as "say-on-pay" proposal, gives our shareholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote "FOR" the following resolution at the Annual Meeting:

"Resolved, that the shareholders of ENB Financial Corp approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Corporation's Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2021 Summary Compensation Table and other related tables and narrative discussion contained in the Proxy Statement."

Under the Act and the SEC's rules, the vote will be advisory in nature, which means it will not be binding on the Corporation or its Board of Directors. However, the Board of Directors values the opinions of its shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, the shareholders' concerns will be evaluated as to whether any actions are necessary to address those concerns.

Vote Required; Recommendation of the Board of Directors

To be approved, a majority of the votes entitled to be cast with respect to shares present or represented at the Annual Meeting must be cast in favor of the proposal. Abstentions and "broker non-votes" will not be counted as votes cast and therefore will not affect the determination as to whether this proposal is approved.

The Board of Directors unanimously recommends a vote "FOR" the compensation of named executive officers as disclosed in this Proxy Statement.

PROPOSAL NO. 3:

TO APPROVE AND ADOPT THE ENB FINANCIAL CORP

2022 EMPLOYEE STOCK PURCHASE PLAN

Proposal

The Corporation is asking shareholders to approve and adopt the ENB Financial Corp 2022 Employee Stock Purchase Plan (the “2022 ESPP”). The Board of Directors adopted the 2022 ESPP on March 16, 2022, subject to shareholder approval. The following summary of the principal features of the 2022 Plan is qualified by reference to the full text of the 2022 Plan, attached as Appendix A to this Proxy Statement.

General

Our Board of Directors has adopted the 2022 ESPP to provide a means through which our employees may purchase shares of our common stock through voluntary payroll deductions, to assist us in retaining the services of our employees and securing and retaining the services of new employees, and to provide incentives for our employees to exert maximum efforts toward our success. Under the terms of the 2022 ESPP, all participating employees will have equal rights and privileges. Substantially all of our employees are eligible to participate in the

2022 ESPP. The rights to purchase common stock granted under the 2022 ESPP are broadly based, and the 2022 ESPP is intended to constitute an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board of Directors has directed that the 2022 ESPP be submitted for approval and adoption by our shareholders. We are submitting the 2022 ESPP to our shareholders at this time to replace our prior employee stock purchase plan, the ENB Financial Corp 2011 Employee Stock Purchase Plan, which terminated pursuant to its terms on June 1, 2021, as well as our 2020 Nonqualified Employee Stock Purchase Plan which will be terminated as of the effective date of the 2022 ESPP. The 2022 ESPP will not be implemented if it is not approved and adopted by our shareholders, but in that instance, we believe that we would lose an important part of our overall effort to better align employee interests with those of our shareholders.

Administration

The 2022 Plan will be administered by the Board of Directors or a committee composed of independent directors of the Board of Directors which shall have the authority to construe and interpret the 2022 Plan, prescribe, amend and rescind rules relating to its administration and take any other actions necessary or desirable for the administration of the 2022 Plan. The Board of Directors or committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the 2022 Plan.

Stock Subject to 2022 ESPP

An aggregate of 280,000 shares of our common stock are reserved for issuance under the 2022 ESPP. The number of shares available under the 2022 ESPP will be subject to adjustment only if any change is made to the shares of our common stock subject to the 2022 ESPP, or subject to any rights granted under the 2022 ESPP, through a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock or any other increase or decrease in the number of Shares effected without receipt of consideration by the Corporation. Such adjustment shall be made by the Board of Directors or committee, whose determination in that respect shall be final, binding and conclusive.

Offerings

The 2022 ESPP is implemented by offerings of options to each eligible employee from time to time. If approved by shareholders, the first offering under the 2022 ESPP will begin on July 1, 2022, and will end on September 30, 2022. Thereafter, offerings are planned to begin on or about each January 1, April 1, July 1, and October 1, and end on the last trading day of each such quarter.

Eligibility

Each employee who has been employed for at least thirty (30) consecutive calendar days will be eligible to participate in the 2022 ESPP and may begin participating in an offering on the first payroll date that is administratively feasible following the employee’s completion of the enrollment procedure. However, no employee will be eligible to participate in the 2022 ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, including any stock that such employee may purchase under all outstanding rights and options.

Participation in the 2022 ESPP

All eligible employees who have completed the enrollment procedure are considered to be participants in each offering under the 2022 ESPP. For a participant to purchase shares during an offering, the participant must deliver an agreement authorizing payroll deductions of up to the maximum set by the Board of Directors or committee of such participant’s eligible compensation during the offering period.

Purchase Price

The purchase price at which a share of our common stock is sold in an offering will be the lower of 85% (or such greater percentage as designated by the Board of Directors or the committee) of (a) fair market value of a share of our common stock on the first trading day of the offering period, or (b) the fair market value of a share of our common stock on the last trading day of the offering period.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the period of the offering. At any time during the offering, a participant may alter or terminate his or her payroll deductions. Any authorized decrease or increase in a participant’s payroll deductions will take effect as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at such time in advance of such date as the Board of Directors or the committee shall prescribe and, if not, as of the beginning of the next succeeding calendar month. All payroll deductions made for a participant are credited to his or her account under the 2022 ESPP and deposited with our general funds.

Purchase of Stock

On each purchase date of an offering period, the Corporation will purchase for each participant the maximum number of whole and fractional shares at the applicable purchase price with the accumulated contributions in the participant’s account. No employee may purchase more than $25,000 of such stock in any calendar year, as determined by the option price for all shares purchased in the calendar year.

Withdrawal

Each participant may withdraw from a given offering by filing an appropriate form with the Corporation at such time in advance of the purchase date as the Board of Directors or the committee shall prescribe. As soon as reasonably practicable following receipt by the Corporation of such withdrawal notice from a participant, no further payroll deductions will be made on behalf of such participant. Withdrawal from an offering will not have any effect upon the participant’s ability to participate in future offerings under the 2022 ESPP, but such employee will be required to deliver a new payroll deduction authorization in order to participate in such future offerings.

Termination of Employment

Upon termination of the participant’s continuous status as an employee for any reason, including retirement or death, contributions will terminate and any accumulated payroll contributions through the date of termination will be refunded without interest thereon.

Restrictions on Transfer

Neither contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares of common stock under the 2022 Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution) by the participant.

Duration, Termination and Amendment

The 2022 ESPP will terminate on the earlier of: (a) the date on which there are no additional shares reserved for issuance under the 2022 ESPP; (b) the date the Committee terminates the 2022 ESPP; or (c) June 1, 2032. If the 2022 ESPP is terminated during an offering prior to any purchase date, we will refund to each participant an amount equal to the balance in the participant’s payroll deductions (without interest). Subject to applicable law, the Company may amend the 2022 ESPP in any respect, without stockholder approval; provided, however, that the 2022 ESPP generally may not be amended in any manner that will retroactively impair or otherwise adversely affect a participant’s rights in any material manner that have accrued prior to the date of such action.

Federal Income Tax Information

The amount withheld to purchase stock under the 2022 ESPP will be after-tax dollars. Thus, such amount will already have been subjected to all taxes normally applicable to compensation income, including federal, state and local income taxes and Social Security and Medicare taxes. A participant will not be required to report taxable income either when he or she begins participating in the 2022 ESPP, on the offer date at the beginning of each offering period, or on the purchase date at the end of each offering period.

A participant will have taxable income in the year in which there is a “disposition” of any shares purchased under the 2022 ESPP. A “disposition” generally includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the participant’s spouse, a transfer into community property with the participant’s spouse or a transfer into joint ownership with right of survivorship if the participant remains one of the joint owners.

In the event of a disposition within two years of the date of grant of the option or within one year after the date of the acquisition of the share, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the share on the date the share was purchased over the amount paid for the share. The amount of ordinary income recognized will decrease the capital gain or increase the capital loss recognized by the participant on the sale of the share. The Corporation will be entitled to a corresponding tax deduction for any ordinary income recognized. The participant will be subject to either long-term or short-term capital gains or losses based on how long he or she holds the shares following the respective purchase date. Generally, if shares are held for more than one year following the purchase date, any gain or loss on sale will be treated as a long-term capital gain or loss, and any gain or loss on shares held for less time will be treated as a short-term capital gain or loss.

In the event of a disposition of a share by the participant after the expiration of the two-year and one-year periods noted above, or the death of the participant while holding the share, the participant will recognize compensation taxable as ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the share on the first day of the offering period over the amount paid for the share, or (b) the excess of the fair market value of the share on the date of sale or death over the amount paid for the share. The balance of any gain or loss will be treated as capital gain or capital loss in accordance with the general description above. The Corporation is not entitled to a tax deduction at the time of sale or death for any income recognized by the participant.

Tax Advice

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2022 ESPP. A participant may also be subject to state and local taxes in connection with the grant of rights under the 2022 ESPP. The Corporation strongly encourages participants to consult with their individual tax advisors to determine the applicability of the tax rules to the rights granted to them in their personal circumstances.

New Plan Benefits

Because participation in the 2022 ESPP will be voluntary, we cannot determine the dollar value or benefits that will be received by or allocated to any participant in the 2022 ESPP. No individual awards have been granted to any employee under the 2022 ESPP that are contingent on the approval of the Corporation’s shareholders.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote "FOR" approval of the ENB Financial Corp 2022 Employee Stock Purchase Plan.

PROPOSAL NO. 4:

TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has selected S.R. Snodgrass, P.C. as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2022. S.R. Snodgrass, P.C. served as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021. S.R. Snodgrass, P.C. has advised the Corporation that none of its members has any financial interests in the Corporation.

Representatives of S.R. Snodgrass, P.C. will be available at the Annual Meeting of Shareholders to be held May 10, 2022. They will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Aggregate fees billed to ENB Financial Corp and Ephrata National Bank by S.R. Snodgrass, P.C., the current independent auditors for the Corporation, for services rendered during the last two years are presented as follows:

	Year Ended December 31,
	2021	2020
	($)	($)

Audit Fees (1)	147,761	151,352
Audit-Related Fees (2)	9,300	9,012
Tax Fees (3)	18,550	18,000
Total Fees	175,611	178,364

(1)	Audit Fees include fees billed for professional services rendered for the audit of the annual financial statements, the audit of internal controls, and fees billed for the review of financial statements included in ENB Financial Corp’s Form 10-Q filings or services that are provided by the Corporation’s independent accountant, in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees include fees billed for assurance and related services by S.R. Snodgrass, P.C. that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under the Audit Fees section of the table above. These services include required combined annual audits of the ENB Financial Corp Defined Contribution Profit Sharing Plan and the ENB Financial Corp 401(k) Savings Plan.

(3)	Tax Fees include fees billed for professional services rendered by S.R. Snodgrass, P.C., during 2021 and 2020, for tax compliance, tax advice, tax planning, and preparation of corporate tax returns.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one (1) year and any pre-approval is detailed as to the particular service or category of services being approved and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining S.R. Snodgrass, P.C.’s independence.

In the event shareholders do not ratify the selection of S.R. Snodgrass, P.C. as the independent registered public accounting firm for the 2022 fiscal year, the Audit Committee may choose another accounting firm to provide independent registered public accountant/audit services for the 2022 fiscal year. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Corporation and our shareholders.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the ratification of S.R. Snodgrass, P.C., as the independent registered public accounting firm for the year ending December 31, 2022.

ANNUAL REPORT ON FORM 10-K

A copy of ENB Financial Corp’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission, is enclosed with this proxy statement. The Annual Report on Form 10-K is also available on the Internet at: www.investorvote.com/ENBP or by contacting Adrienne L. Miller, Esq., Corporate Secretary. Any shareholder may obtain a copy of ENB Financial Corp’s Annual Report on Form 10-K for the previous year ended December 31, 2020, without charge, by submitting a written request to Adrienne L. Miller, Esq., Corporate Secretary, ENB Financial Corp, 31 East Main Street, Ephrata, Pennsylvania, 17522.

OTHER MATTERS

As of the date of this document, the Board of Directors knows of no matters that will be presented for consideration at the annual meeting other than the ones described in this document. If any other matters shall properly come before the meeting and be voted upon, the persons named in this document as proxy holders will vote on those matters in accordance with the recommendations of the Board of Directors.

Appendix A

ENB FINANCIAL CORP

2022 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of ENB Financial Corp’s 2022 Employee Stock Purchase Plan.

1.           Purpose. The purpose of the Plan is to provide employees of the Corporation and Designated Subsidiaries with an opportunity to purchase Common Stock of the Corporation. It is the intention of the Corporation to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Internal Revenue Code.

2.            Definitions.

(a)       “Board” means the Board of Directors of the Corporation.

(b)       “Code” means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(c)       “Committee” means the Board or a committee appointed by the Board to administer the Plan composed of independent, non-management, non-employee members of the Board.

(d)       “Common Stock” means the common stock of the Corporation.

(e)       “Compensation” means total cash compensation received by an Employee from the Corporation or a Designated Subsidiary. By way of illustration, but not limitation, Compensation includes regular compensation such as salary, wages, overtime, shift differentials, bonuses, commissions and incentive compensation, but excludes relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase, or similar plan of the Corporation or any Designated Subsidiary.

(f)       “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; or (iii) any other leave of absence approved by the Corporation or a Designated Subsidiary, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or law, or unless provided otherwise pursuant to corporate policy adopted from time to time.

(g)       “Contributions” means all amounts credited to the account of a participant pursuant to the Plan.

(h)       “Corporate Transaction” means a sale of all or substantially all of the Corporation’s assets, or a merger, consolidation or other capital reorganization of the Corporation with or into another corporation, or any other transaction or series of related transactions in which the Corporation’s shareholders immediately prior thereto own less than 50% of the voting stock of the Corporation (or its successor or parent) immediately thereafter.

(i)       “Corporation” means ENB Financial Corp.

(j)       “Designated Subsidiaries” means the Subsidiaries that have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan; provided however that the Board shall only have the discretion to designate Subsidiaries if the issuance of options to such Subsidiary’s Employees pursuant to the Plan would not cause the Corporation to incur adverse accounting charges.

(k)       “Employee” means any person, including an Officer, who is considered an Employee for tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Corporation or Designated Subsidiaries.

(l)       “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

(m)       “Offering Date” means the first business day of each Offering Period of the Plan.

(n)       “Offering Period” means a period of three (3) months commencing on January 1, April 1, July 1, and October 1 of each year, except for the first Offering Period as set forth in Section 4(a).

(o)       “Officer” means a person who is an officer of the Corporation or a Designated Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(p)       “Plan” means this 2022 Employee Stock Purchase Plan.

(q)       “Purchase Date” means the last Trading Day of each Offering Period of the Plan.

(r)       “Purchase Price” means with respect to an Offering Period an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value (as defined in Section 7(b) below) of a Share of Common Stock on the Purchase Date provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

(s)       “Share” means a share or fractional share of Common Stock, as adjusted in accordance with Section 19 of the Plan.

(s)       “Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Corporation or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Corporation or a Subsidiary.

(t)       “Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.           Eligibility.

(a)       Any person who is an Employee for at least thirty (30) consecutive calendar days as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code; provided however that eligible Employees may not participate in more than one Offering Period at a time.

(b)       Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Corporation and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any subsidiary of the Corporation, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Corporation and its Subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7(b) below) of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.           Offering Periods. The Plan shall be generally implemented by a series of Offering Periods of three (3) months’ duration, with new Offering Periods (other than the first Offering Period) commencing on or about January 1, April 1, July 1, and October 1 of each year (or at such other time or times as may be determined by the Committee). The first Offering Period shall commence on July 1, 2022 (the “Initial Offering Date”) and continue until September 30, 2022. The Plan shall continue until terminated in accordance with Section 20 hereof. The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings (subject to a maximum Offering Period of twenty-seven (27) months) without shareholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected.

5.           Participation.

(a)       An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Corporation, which may be electronic, and filing it with the Corporation or the stock brokerage or other financial services firm designated by the Corporation (the “Designated Broker”) in accordance to its procedures at least fourteen (14) calendar days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Committee for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant’s Compensation (subject to Section 6(a) below) to be paid as Contributions pursuant to the Plan.

(b)       Mandatory payroll deductions shall commence on the first full payroll following the Offering Date and shall end on the last payroll paid on or prior to the Purchase Date of the Offering Period to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in Section 10.

6.            Method of Payment of Contributions.

(a)       Mandatory payroll deductions shall be made on each payday during the Offering Period in half percentage amounts not less than one-half percent (0.5%) and not more than such percentage as the Committee may establish from time to time before an Offering Date of such participant’s Compensation on each payday during the Offering Period subject to the limitations set forth in Sections 3(b) and 13. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

(b)       A participant may discontinue participation in the Plan as provided in Section 10, or, unless otherwise provided by the Committee, on one occasion during an Offering Period increase and on one occasion during an Offering Period decrease the rate of Contributions with respect to the ongoing Offering Period by completing and filing with the Corporation a new subscription agreement authorizing a change in the payroll deduction rate. The change in rate shall be effective as of the beginning of the next calendar month following the date of filing of the new subscription agreement, if the agreement is filed at such time in advance of such date as the Committee shall prescribe and, if not, as of the beginning of the next succeeding calendar month.

(c)       Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant’s payroll deductions may be decreased during any Offering Period scheduled to end during the current calendar year to 0%. Payroll deductions shall re-commence at the rate provided in such participant’s subscription agreement at the beginning of the first Offering Period that is scheduled to end in the next calendar year, unless terminated by the participant as provided in Section 10.

7.            Grant of Option.

(a)       On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date a number of Shares of the Corporation’s Common Stock determined by dividing such Employee’s Contributions retained in his or her account and accumulated, by the applicable Purchase Price; provided however that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13.

(b)       The fair market value of the Corporation’s Common Stock on a given date (the “Fair Market Value”) shall be determined by one of the following methods. If the Corporation’s Common Stock is traded on a national securities exchange including The Nasdaq Stock Market, LLC, the Fair Market Value shall be the last reported sale price on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported. If the Common Stock is not traded on such exchange or market, the Fair Market Value shall be the average of the high and low sale prices per share on the relevant date or the latest preceding date upon which a sale was reported as reported by the applicable customary reporting service or market (including the Over-the-Counter Bulletin Board). If the Common Stock is not traded in a public market or subject to reported transactions as set forth above, of if the Committee determines that the results of the above methodology is not an accurate reflection of the Fair Market Value, the Fair Market Value per share shall be determined by the Committee using a method consistent with Section 423 of the Code and regulations thereunder.

8.            Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of Shares will be exercised automatically on each Purchase Date of an Offering Period, and the maximum number of Shares, including fractional shares computed to four decimal places, subject to the option will be purchased at the applicable Purchase Price with the accumulated Contributions in his or her account. All Contributions will be used for the purchase of shares and all participant account balances will be $0.00 following the purchase. In the event a participant withdraws from the plan pursuant to Section 10 below, any accumulated Contributions and Shares of Common Stock in a participant’s account after his or her withdrawal from the Plan shall be returned to the participant within ten (10) days after receipt of notice. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Date. During his or her lifetime, a participant’s option to purchase Shares hereunder is exercisable only by him or her.

9.            Delivery. As promptly as practicable after each Purchase Date of each Offering Period, the number of Shares purchased by each participant upon exercise of his or her option shall be deposited into an account established in the participant’s name with the Designated Broker. Shares will not be sent to Plan participants, in certificate, unless they elect to withdraw those shares pursuant to Section 10 of the Plan.

10.           Voluntary Withdrawal; Termination of Employment.

(a)       A participant may withdraw all (but not less than all) the Contributions credited to his or her account under the Plan at any time prior to each Purchase Date by giving written notice to the Corporation or the Designated Broker, as directed by the Corporation, at such time in advance of the Purchase Date as the Committee shall prescribe. Unless a participant requests that Shares credited to his or her account be issued in certificate form and cash be issued for any fractional shares, all of the participant’s Contributions and Shares credited to his or her account will be automatically enrolled in the Corporation’s dividend reinvestment and stock purchase plan and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of Shares will be made during the Offering Period. If a participant requests certificates be issued for his or her Shares, any fractional interest withdrawn will be liquidated by the Designated Broker on the basis of the then current Fair Market Value of the Corporation’s Common Stock and a check issued for the proceeds thereof. In no case will certificates representing a fractional interest be issued.

(b)       Upon termination of the participant’s Continuous Status as an Employee prior to the Purchase Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and his or her option will be automatically terminated.

(c)       In the event an Employee fails to remain in Continuous Status as an Employee of the Corporation or a Designated Subsidiary for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

(d)       A participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan that may hereafter be adopted by the Corporation.

11.           Automatic Withdrawal. There shall be no automatic withdrawal from the plan unless authorized by the Committee or by the Plan.

12.           Interest. No interest shall accrue on the Contributions of a participant in the Plan.

13.           Stock.

(a)       Subject to adjustment as provided in Section 19, the maximum number of Shares which shall be made available for grant of options under the Plan is 280,000 Shares. If the Committee determines that, on a given Purchase Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Purchase Date, the Committee may in its sole discretion provide (x) that the Corporation shall make a pro rata allocation of the Shares of Common Stock available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and continue all Offering Periods then in effect, or (y) that the Corporation shall make a pro rata allocation of the shares available for purchase on such Offering Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 below. The Corporation may make pro rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Corporation’s shareholders subsequent to such Offering Date.

(b)       The participant shall not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to Section 9.

(c)       Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

(d)       Each Participant shall give the Corporation prompt written notice of any sale, disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two (2) years after the Offering Date or within one (1) year after the Purchase Date.

14.           Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Corporation.

15.           Designation of Beneficiary.

(a)       A participant may designate a beneficiary who is to receive any Shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering Period but prior to delivery to him or her of such Shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Purchase Date of an Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations under this Section 15(a) shall be made as directed by the Corporation.

(b)       Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Corporation shall deliver upon written request within a commercially reasonable time such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the

Corporation), the Corporation, in its discretion, may deliver upon written request within a commercially reasonable time such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

16.           Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15) by the participant. Any such disposition in contravention of this Section will be without effect.

17.           Use of Funds. All Contributions received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose, and the Corporation shall not be obligated to segregate such Contributions.

18.           Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be provided to participating Employees by the Corporation or the Designated Broker at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

19.           Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)       Adjustment. Subject to any required action by the shareholders of the Corporation, the number of Shares covered by each option under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the maximum number of shares of Common Stock that may be purchased by a participant in an Offering Period, the number of shares of Common Stock set forth in Section 13(a)(i) above, and the price per Share of Common Stock covered by each option under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Corporation), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Corporation; provided however that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an option.

(b)       Corporate Transactions. In the event of a dissolution or liquidation of the Corporation, any Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Committee. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, each Offering Period then in progress shall be shortened and a new Purchase Date shall be set (the “New Purchase Date”), as of which date any Offering Period then in progress will terminate. The New Purchase Date shall be on or before the date of consummation of the transaction and the Committee shall notify each participant in writing, at least ten (10) days prior to the New Purchase Date, that the Purchase Date for his or her option has been changed to the New Purchase Date and that his or her option will be exercised automatically on the New Purchase Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 19, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 19); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per Share consideration received by holders of Common Stock in the transaction.

The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Corporation effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Corporation being consolidated with or merged into any other corporation.

20.           Amendment or Termination.

(a)       The Committee may, in its sole discretion, at any time and for any reason amend, suspend or terminate the Plan. Except as provided in Section 19, no such termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Committee on a Purchase Date or by the Committee’s setting a new Purchase Date with respect to an Offering Period then in progress if the Committee determines that termination of the Plan and/or the Offering Period is in the best interests of the Corporation and the shareholders or if continuation of the Plan and/or the Offering Period would cause the Corporation to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan. Except as provided in Section 19 and in this Section 20, no amendment to the Plan shall make any change in any option previously granted that adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Corporation shall obtain shareholder approval in such a manner and to such a degree as so required.

(b)       Without shareholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Corporation’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable that are consistent with the Plan.

21.           Notices. All notices or other communications by a participant to the Corporation under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Corporation at the location, or by the person, designated by the Corporation for the receipt thereof.

22.           Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

As a condition to the exercise of an option, the Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the applicable provisions of law.

23.           Term of Plan; Effective Date. The Plan became effective June 1, 2022. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20.

24.           Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

25.           Applicable Law. The laws of the Commonwealth of Pennsylvania shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

26.           Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

27.           Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

28.           Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by May 10, 2022, at 1:00 A.M. Eastern Time. Online GIof ntoo welwewct.rinovneicstvoortviontge,.com/ENBP or scan delete QR code and control # ?e QR cod˜e — login details are the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ENBP 2022 Annual Meeting Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Dirreeccttoorrss rreeccoommmmeennddaavvootteeFFOORRaallltthheennoomminineeeesslilsistetedd, FaOnRd PFOroRpoPsroalpsoXsa–lsX2a,n3dafondr e4v.ery X YEARS on Proposal X. 1. The election of three (3) Class A directors to serve for a three-year term and until their successors are elected and qualified. Nominees named below. For Withhold For Withhold For Withhold 01 - Brian K. Reed 02 - Jeffrey S. Stauffer 03 - J. Daniel Stoltzfus 2. To conduct a non-binding shareholder vote on executive compensation. For Against Abstain 3. To approve and adopt the ENB Financial Corp 2022 Employee Stock Purchase Plan. For Against Abstain 4. To ratify the selection of S.R. Snodgrass, P.C. as independent registered public accounting firm for the year ending December 31, 2022. 5. To transact such other business as may be properly presented at the annual meeting and any adjournment or postponement of the meeting. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03L6KD 1 U P X 5 3 6 0 6 6 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ENBP 2022 Annual Meeting Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Dirreeccttoorrss rreeccoommmmeennddaavvootteeFFOORRaallltthheennoomminineeeesslilsistetedd, FaOnRd PFOroRpoPsroalpsoXsa–lsX2a,n3dafondr e4v.ery X YEARS on Proposal X. 1. The election of three (3) Class A directors to serve for a three-year term and until their successors are elected and qualified. Nominees named below. For Withhold For Withhold For Withhold 01 - Brian K. Reed 02 - Jeffrey S. Stauffer 03 - J. Daniel Stoltzfus 2. To conduct a non-binding shareholder vote on executive compensation. For Against Abstain 3. To approve and adopt the ENB Financial Corp 2022 Employee Stock Purchase Plan. For Against Abstain 4. To ratify the selection of S.R. Snodgrass, P.C. as independent registered public accounting firm for the year ending December 31, 2022. 5. To transact such other business as may be properly presented at the annual meeting and any adjournment or postponement of the meeting. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03L6KD 1 U P X 5 3 6 0 6 6 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/ENBP Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ENBP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY - ENB FINANCIAL CORP + 2022 Annual Meeting of Shareholders May 10, 2022 1:00 PM This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Janice S. Eaby and John H. Shuey, or any one of them, as proxies, with full power of substitution, to represent and vote, as designated herein all of ENB Financial Corp common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, May 10, 2022 at 1:00 p.m., Eastern Time, at Ephrata National Bank, 31 E. Main Street, Ephrata, PA 17522, or any adjournment or postponement of the meeting. This proxy, when properly signed and dated, will be voted in the manner specified by the undersigned shareholder(s). If no specification is made, this proxy will be voted FOR the election of the director nominees listed on the reverse, FOR approval of the executive compensation, FOR the approval and adoption of the 2022 Employee Stock Purchase Plan and FOR ratification of the independent registered public accounting firm. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. +